AMERICAN PENSION INVESTORS TRUST

Supplement dated October 27, 2006

to the

Primary Class Shares Prospectus and

Class D Shares Prospectus dated October 1, 2006

This supplement provides new and additional information that affects information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective October 27, 2006, Class A Shares of the Funds have been renamed Advisor/Institutional Class Shares. Accordingly, all references to “Class A Shares” in the Prospectuses and Statement of Additional Information are now replaced with “Advisor/Insitutional Class Shares.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE.